LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED MARCH 9, 2012

TO THE PROSPECTUS DATED FEBRUARY 29, 2012

OF LEGG MASON CLEARBRIDGE MID CAP CORE FUND

Effective as of the date of this supplement, each footnote 10 on pages 39, 40 and 41 in the Financial Highlights section of the Prospectus of the fund listed above is hereby deleted in its entirety and replaced with the following:

Financial Highlights:

Page 39:

10	Effective May 20, 2011 as a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.23%. This expense limitation arrangement cannot be terminated prior to February 28, 2013 without the Board of Trustees’ consent.

Page 40:

10	Effective May 20, 2011 as a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 2.01%. This expense limitation arrangement cannot be terminated prior to February 28, 2013 without the Board of Trustees’ consent.

Page 41:

10	Effective May 20, 2011 as a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.94%. This expense limitation arrangement cannot be terminated prior to February 28, 2013 without the Board of Trustees’ consent.

LMFX014410